UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2015

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On February 25, 2015, UIL Holdings Corporation (the Registrant or UIL Holdings) issued a press release announcing its financial results for the three- and twelve-month periods ended December 31, 2014.  A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure
UIL Holdings will conduct a webcast conference call with financial analysts on Friday, February 27, 2015, beginning at 1:00 p.m. eastern time.  UIL Holdings' executive management will present an overview of the financial results followed by a question and answer session.  Interested parties, including analysts, investors and the media, may listen live via the internet by logging onto the Investors section of UIL Holdings' website at http://www.uil.com.  Institutional investors can access the call via Thomson Street Events (www.streetevents.com), a password-protected event management site.  A copy of the Registrant's presentation is attached hereto and incorporated by reference herein as Exhibit 99.2.

The Registrant is furnishing the information in this Item 7.01 and in Exhibit 99.2 to comply with Regulation FD.

The information contained in Item 2.02 and 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01	Other Events
On February 24, 2015, UIL Holdings issued a press release announcing that its Board of Directors had declared a quarterly dividend of $0.432 per share on its common stock.  This dividend is payable April 1, 2015 to shareowners of record at the close of business on March 10, 2015.  A copy of the Registrant's press release discussing the dividend, among other items, is attached hereto and incorporated by reference herein as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits: The following exhibits are furnished as part of this report:

Exhibit Description

99.1	Press release issued by UIL Holdings Corporation on February 25, 2015.

99.2	4Q & FY ‘14 Earnings Presentation.

99.3	Press release issued by UIL Holdings Corporation on February 24, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant

Date: February 25, 2015	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release issued by UIL Holdings Corporation on February 25, 2015.

99.2	4Q & FY ‘14 Earnings Presentation.

99.3	Press release issued by UIL Holdings Corporation on February 24, 2015.